UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2012

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of	(I.R.S Employer
Incorporation or organization)	Identification No.)

Two Liberty Square, 10th Floor, Boston, MA 02109	(617) 340-3814
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 10, 2012 Plymouth Opportunity REIT, Inc. (the “Company”), through its operating partnership, Plymouth Opportunity OP LP, acquired a 12% limited partnership interest, (the “Interest”) in TCG Cincinnati DRE LP (the “Partnership”). The Partnership owns three Class B industrial buildings comprising 576,751 square feet located in the Greater Cincinnati area. The Company hereby amends the Form 8-K dated October 12, 2012 to provide the required financial information related to its acquisition of the Interest referenced therein.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Cincinnati Industrial Portfolio	Page

Independent Auditors’ Report	4

Statement of Combined Revenue and Certain Expenses for the nine month period ended September 30, 2012 (unaudited) and year ended December 31, 2011	5

Notes to Combined Statement of Revenue and Certain Expenses for the nine month period ended September 30, 2012 (unaudited) and year ended December 31, 2011	6

(b)	Pro forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on our behalf by the undersigned, hereunto duly authorized.

PLYMOUTH OPPORTUNITY REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell,

Chief Executive Officer and Chairman of the Board of Directors

Dated: November 26, 2012

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Index to Financial Statements

Cincinnati Industrial Portfolio	Page

Independent Auditors’ Report	4

Statement of Combined Revenue and Certain Expenses for the nine month period ended September 30, 2012 (unaudited) and year ended December 31, 2011	5

Notes to Combined Statement of Revenue and Certain Expenses for the nine month period ended September 30, 2012 (unaudited) and year ended December 31, 2011	6

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Independent Auditors’ Report

The Board of Directors and Stockholders
Plymouth Opportunity REIT, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses of Cincinnati Industrial Portfolio (the Property), for the year ended December 31, 2011. This statement of combined revenue and certain expenses is the responsibility of the management of Plymouth Opportunity REIT, Inc. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined accompanying statement of revenue and certain expenses of the Company was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Plymouth Opportunity REIT, Inc., to be filed with the Securities and Exchange Commission, as described in note 1.It is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in note 1, of the Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/KPMG/

Boston, Massachusetts

November 26, 2012

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Cincinnati Industrial Portfolio

Combined Statements of Revenues and Certain Expenses

	Nine months ended September 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenue:
Base rent	$1,269,057	$1,674,789
Recoverable operating expenses	1,262,256	1,683,008
Other	138	1,785
	$2,531,451	$3,359,582

Certain Expenses:
Property operating costs and utilities	1,149,806	1,533,074
Real estate taxes and insurance	182,311	243,081
Revenue in excess of certain expenses	$1,199,334	$1,583,427

See accompanying notes to combined statements of revenue and certain expenses.

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Cincinnati Industrial Portfolio

Notes to Combined Statements of Revenue and Certain Expenses

Nine-month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011

(1)	Basis of Presentation

The accompanying combined statements of revenue and certain expenses include the revenue and certain expenses of Cincinnati Industrial Portfolio (the Property). The Property was acquired September 10, 2012 by Plymouth Opportunity REIT, Inc. (the Company) as a 12% equity investment in TCG Cincinnati DRE LP. It consists of three Class B industrial buildings comprising 567,751 square feet located in the greater Cincinnati area.

The accompanying statements of revenue and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission (Commission) for the acquisition of one or more real estate properties which in aggregate are significant and, accordingly, are not representative of the actual results of operations for the periods presented. The combined statements of revenue and certain expenses exclude the following expenses that are not comparable to the proposed future operations of the Property: (i.e. existing interest on mortgage loans, depreciation and amortization and other costs not directly related to the proposed future operations of the Property).. Additionally there has been no adjustment to the real estate tax expense for any potential change to the tax assessment as a result of the proposed transaction. These statements include management fee expense of $65,500 and $95,703 for the nine months ended September 30, 2012 and the year ended December 31, 2011 respectively

The Company is not aware of any material factors relating to the Property, other than those described in the statements of revenue and certain expenses, that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies
(a)	Revenue Recognition

Rental revenue is reported on a straight line basis over the term of the respective leases. The base contractual rental revenue is approximately $1.2 million (unaudited) and $1.6 million for the nine-month period ended September 30, 2012 and for the year ended December 31, 2011. Tenant reimbursements for utility and CAM are recognized in the period the expenses are incurred.

(b)	Use of Estimates

The Company has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(c)	Unaudited Information

The combined statements of revenue and certain expenses for the nine-month period ended September 30, 2012 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the Commission’s Rule 3-14 as described in note 1, for this period. All such adjustments are of a normal recurring nature.

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Cincinnati Industrial Portfolio

Notes to Combined Statements of Revenue and Certain Expenses

Nine-month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011

(3)	Future Minimum Rental Income

The Property is leased to four tenants. Tenant leases typically provide for minimum rent and other charges to cover operating costs. Future minimum rent obligations under non-cancellable operating leases in effect at December 31, 2011 are as follows:

Year ending December 31,
2012	$1,634,212
2013	1,420,960
2014	1,291,707
2015	983,602
2016	632,853
Thereafter	2,892,536
Total	$8,855,870

Individual tenants that make up our 10% of the revenue are in the aerospace engine maintenance and repair and high performance textile industries.

(4)	Subsequent Events

The Company has evaluated subsequent events related to the Property for recognition or disclosure through November 26, 2012, which is the date the combined statements of revenue and certain expenses was available to be issued and determined that there are no material subsequent events that would require disclosure.

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Plymouth Opportunity Reit, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2012

(unaudited)

The Following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisition had occurred on September 30, 2012.

This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the financial position would have been at September 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant property that was purchased and financed subsequent to September 30, 2012. The pro forma adjustments were made for TCG Industrial.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Assets

Net investment in properties	$1,274,793	$500,000	$1,774,793
Cash and cash equivalent (C)	1,123,539	(500,000)	623,539
Deposits	100,000	—	100,000
Total Assets	$2,498,332	$—	$2,498,332

Liabilities and Equity
Liabilities

Equity
Common Stock (C)	3,490	—	3,490
Additional Paid in Capital (C)	3,432,490	—	3,432,490
Retained Earnings	(937,648)	—	(937,648)
Total Equity	2,498,332	—	2,498,332
Total Liabilities and Equity	$2,498,332	$—	$2,498,332

See accompanying notes to pro forma consolidated balance sheet.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2012

(unaudited)

(A)	For the purposed of the preparation of pro forma Consolidated Balance Sheet as of September 30, 2012 the historical column represents the Company’s Consolidated Balance Sheet prior to the equity investment in TCG Cincinnati DRE LP.

(B)	This investment is a non-controlling interest in the partnership that acquired the Property. The pro forma adjustments column includes adjustments related to our significant acquisition which occurred after September 30, 2012 and are detailed as follows:

TCG Cincinnati DRE LP
Net investment properties	$ 500,000

(C)	Through September 30, 2012 the Company has raised gross offering proceeds of $3,235,980 on 329,000 shares issued. These proceeds were used to fund the $500,000 investment in the Partnership.
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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the nine-months ended September 30, 2012

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2012. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2011. The pro forma adjustments were made for TCG Cincinnati DRE LP.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2012, nor does it purport to represent our future results of operations.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Equity Investment Income	$16,477	$143,920	$160,397
Realized Gain on Sale of REIT Securities	205	—	205
Total Income	16,682	143,920	160,602

Professional Services	455,260	—	455,260
Commissions Fees	105,900	—	105,900
Payroll	245,402	—	245,402
Rent	79,821	—	79,821
General and Administrative	77,333	—	77,333
Total Expenses	963,716	—	963,716

Net Income (Loss)	($947,034)	$143,920	($803,114)

Loss per share (C)	$(2.72)		$(2.31)

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine-months ended September 30, 2012

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q/A. Included in the consolidated income statements presented in the Company’s September 30, 2012 Form 10-Q/A is equity investment loss of $8,316 related to the Company’s acquisition of equity interest in TCG Cincinnati DRE LP, the partnership that owns the Cincinnati Industrial Portfolio, for the period from the date of acquisition , September 10, 2012 through September 30, 2012.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2012. Total income, property operating expenses and real estate taxes for the nine months September 30, 2012 is based on information provided by the seller for TCG Cincinnati DRE LP.

For the purposes of this pro forma consolidated statement of operations through September 30, 2012, the Company included income of $143,920 based on 12% percent interest of TCG Cincinnati DRE LP revenues in excess of certain expenses through September 30, 2012.

(C)	The total loss per share is calculated based on 349,000 shares outstanding as of September 30, 2012.

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plymouth opportunity reit, inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2011

(unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the property indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations as though it occurred on January 1, 2012. Pro forma adjustments have been made for significant properties that were purchased subsequent to December 31, 2011. The pro forma adjustments were made for TCG Cincinnati DRE LP.

This unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2011, nor does it purport to represent our future results of operations.

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Equity Investment Income	$—	$190,011	$190,011
Dividend Income	599	—	599
Realized Gain on Sale of REIT Securities	471	—	471
Total Income	$1,070	$190,011	$191,081

Total Expenses	—	—	—

Net Income	$1,070	$190,011	$191,081

Earnings per share (C)	$—		$0.55

See accompanying notes to pro forma consolidated statement of operations.

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plymouth opportunity reit, inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2011

(unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the properties were acquired January 1, 2011.

For the purposes of this consolidation at the period ended December 31, 2011, the Company has recognized $190,011 of income based on their 12% percent share of TCG Cincinnati DRE LP.

(C)	Total pro forma earnings per share are calculated based on 349,000 shares outstanding as of September 30, 2012.

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